Exhibit 10.1

Execution Version

REGISTRATION RIGHTS AGREEMENT

BY AND BETWEEN

DELEK LOGISTICS PARTNERS, LP

AND

GRAVITY WATER HOLDINGS LLC

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of January 2, 2025, by and between Delek Logistics Partners, LP, a Delaware limited partnership (the “Partnership”), and Gravity Water Holdings LLC, a Delaware limited liability company (the “Initial Holder”).

WHEREAS, this Agreement is being entered into pursuant to that certain Membership Interest Purchase Agreement, dated as of December 11, 2024 (the “Purchase Agreement”), by and among DKL Neptune Recycling, LLC, a Delaware limited liability company (the “Buyer”), the Partnership, the Initial Holder, Gravity Water Intermediate Holdings LLC, a Delaware limited liability company (the “Company”), solely for purposes of Section 7.09 of the Purchase Agreement, Gravity Oilfield Services LLC, a Delaware limited liability company, and, solely for purposes of Section 8.06 thereof, Gravity Oilfield Services Inc., a Delaware corporation;

WHEREAS, in connection with the closing of the transactions contemplated by the Purchase Agreement, on the date hereof, as partial consideration for the sale of the Company Interests (as defined herein) to Buyer pursuant to the Purchase Agreement, the Partnership has issued to the Initial Holder the Purchase Units (as defined herein);

WHEREAS, the Partnership has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Holders pursuant to the Purchase Agreement; and

WHEREAS, it is a condition to the obligations of the Initial Holder and the Partnership under the Purchase Agreement that this Agreement be executed and delivered;

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. Capitalized terms used herein without definition shall have the meanings given to them in the Purchase Agreement. The terms set forth below are used herein as so defined:

“Affiliate” with respect to any Person, means, at the time of determination, any other Person that then directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such Person. As used in this definition, the term “control,” including the correlative terms “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of voting securities, by Contract or otherwise. Notwithstanding anything to the contrary in this definition or the Purchase Agreement, the Partnership, on the one hand, and the Initial Holder, on the other hand, shall not be considered Affiliates.

“Agreement” has the meaning given to it in the introductory paragraph of this Agreement.

“Beneficial Ownership,” including the correlative terms “Beneficial Owner,” “Beneficially Own” or “Beneficially Owned” has the meaning given to it in Section 13(d) of the Exchange Act.

“Business Day” means any day other than Saturday, Sunday or any other day on which banking institutions in Brentwood, Tennessee are not open for the transaction of normal banking business.

“Buyer” has the meaning given to it in the recitals of this Agreement.

“Closing” has the meaning given to it in the Purchase Agreement.

“Closing Date” has the meaning given to it in the Purchase Agreement.

“Closing Unit Consideration” has the meaning given to it in the Purchase Agreement.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Common Units” means common units representing limited partner interests in the Partnership.

“Company” has the meaning given to it in the recitals of this Agreement.

“Company Group” means the Company and each of its direct and indirect Subsidiaries.

“Company Interests” means all Interest in the Company.

“Contract” means any written agreement, contract, subcontract, lease, license, sublicense or other legally binding commitment or undertaking.

“Effective Date” means, with respect to a particular Shelf Registration Statement, the date of effectiveness of such Shelf Registration Statement.

“Effectiveness Deadline” has the meaning given to it in Section 2.01(a) of this Agreement.

“Effectiveness Period” means the period beginning on the Effective Date for the Registration Statement and ending at the time all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Existing Registration Rights” means the registration rights provided for under the Registration Rights Agreement by and between the Partnership and H2O Midstream, LLC, dated as of September 11, 2024.

“General Partner” means Delek Logistics GP, LLC, a Delaware limited liability company and the general partner of the Partnership .

“Governmental Authority” means any federal, state, provincial, municipal, local or foreign government or political subdivision thereof, court or tribunal of competent jurisdiction, administrative agency or commission, legislature or other governmental or regulatory authority, department, board, bureau, agency or instrumentality.

“Governmental Order” means any binding order, writ, judgment, injunction, decree, stipulation, determination or award of any Governmental Authority.

“Holder” means the Initial Holder and its Affiliates, when any such Person is a holder or owner of any Registrable Securities.

“Included Registrable Securities” has the meaning given to it in Section 2.02(a) of this Agreement.

“Initial Holder” has the meaning given to it in the introductory paragraph of this Agreement.

“Interests” means, with respect to any Person (a) any common, preferred or other capital stock, limited liability company interest or membership interest, partnership interest or similar security or equity interests; (b) any warrants, options or other rights to, directly or indirectly, acquire any security described in clause (a); (c) any other security containing equity features or profit participation features (including any stock-appreciation rights, stock-based performance units, “phantom” stock rights, profits interests or similar rights); (d) any security or instrument convertible or exchangeable, directly or indirectly, with or without consideration, into or for any security described in clauses (a) through (c) above or another similar security (including convertible notes); and (e) any security carrying any warrant or right to subscribe for or purchase any security described in clauses (a) through (d) above or any similar security.

“Law” means any and all applicable federal, state, provincial, municipal, local or similar United States or foreign laws, statutes, constitutions, rules, regulations, judgments, decrees, ordinances, and rulings (including without limitation applicable common law) of any Governmental Authority and all applicable Governmental Orders.

“Legend Removal Documents” has the meaning given to it in Section 2.11 of this Agreement.

“Losses” has the meaning given to it in Section 2.08(a) of this Agreement.

“Managing Underwriter(s)” means, with respect to any Underwritten Offering, one or more lead managers of such Underwritten Offering, which lead manager shall be a nationally recognized investment banking firm.

“NYSE” means the New York Stock Exchange.

“Opt-Out Notice” has the meaning given to it in Section 2.02(a) of this Agreement.

“Partnership” has the meaning given to it in the introductory paragraph of this Agreement.

“Partnership Agreement” means the Third Amended and Restated Agreement of Limited Partnership of the Partnership, as may be amended, amended or restated or supplemented. \

“Partnership Agreement Registration Rights” means the registration rights provided for under the Partnership Agreement.

“Percentage of Common Unit Ownership” means, with respect to any Person, the aggregate percentage of issued and outstanding Common Units that are Beneficially Owned by such Person as of the applicable date of determination.

“Person” means an individual, partnership, limited liability partnership, corporation, limited liability company, association, joint stock company, trust, estate, joint venture, unincorporated organization, or Governmental Authority.

“Purchase Agreement” has the meaning given to it in the recitals of this Agreement.

“Purchase Units” means the Common Units issued as the Closing Unit Consideration for the Company Interests pursuant to the Purchase Agreement.

“Registrable Securities” means any Common Units issued or issuable as Purchase Units, and includes any type of ownership interest issued to the Holder as a result of Section 3.04 of this Agreement, until such time as such securities cease to be Registrable Securities pursuant to Section 1.02.

“Registration Expenses” has the meaning given to it in Section 2.07(b) of this Agreement.

“Registration Statement” has the meaning given to it in Section 2.01(a) of this Agreement.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Expenses” has the meaning given to it in Section 2.07(b) of this Agreement.

“Selling Holder” means a Holder who is selling Registrable Securities under a Registration Statement pursuant to the terms of this Agreement.

“Selling Holder Indemnified Persons” has the meaning given to it in Section 2.08(a) of this Agreement.

“Shelf Registration Statement” means a registration statement under the Securities Act to permit the public resale of the Registrable Securities from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect).

“Subsidiary” means, with respect to any Person, any other Person of which fifty percent (50%) or more of the outstanding voting securities or ownership interests are owned or controlled, directly or indirectly, by such first Person, by any one or more of its Subsidiaries, or by such first Person and one or more of its Subsidiaries.

“Underwritten Offering” means an offering (including an offering pursuant to a Shelf Registration Statement) in which Registrable Securities are sold to one or more underwriters on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.

Section 1.02 Registrable Securities. Any Registrable Security shall cease to be a Registrable Security at the earliest of the following: (a) when a registration statement covering such Registrable Security becomes or has been declared effective by the SEC and such Registrable Security has been sold or disposed of pursuant to such effective registration statement or otherwise transferred to a Person who is not entitled to the registration and other rights hereunder; (b) when such Registrable Securities have been sold or transferred by any Holder thereof pursuant to Rule 144 (or any similar provision then in force under the Securities Act) and the transferee thereof does not receive “restricted securities” as defined in Rule 144; and (c) when such Registrable Securities cease to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise) in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities pursuant to Section 2.10 hereof.

ARTICLE II

REGISTRATION RIGHTS

Section 2.01 Shelf Registration.

(a) Shelf Registration. The Partnership shall prepare and file a Shelf Registration Statement with the SEC to permit the public resale of all Registrable Securities on the terms and conditions specified in this Section 2.01 (a “Registration Statement”) as soon as reasonably practicable, but in any event no later than ten (10) business days following the Closing Date. The Registration Statement filed with the SEC pursuant to this Section 2.01(a) shall be on Form S-3 or, if Form S-3 is not then available to the Partnership, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of the Registrable Securities, covering the Registrable Securities, and shall contain a prospectus in such form as to permit any Selling Holder covered by such Registration Statement to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect) at any time beginning on the Effective Date for such Registration Statement; provided, however, such Registration Statement shall not be filed on a shelf registration statement that automatically becomes effective upon filing. The Partnership shall use commercially reasonable efforts to cause a Registration Statement filed pursuant to this Section 2.01(a) to become effective as soon as reasonably practicable (the “Effectiveness Deadline”). A Registration Statement shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Selling Holders. During the Effectiveness Period, the Partnership shall use commercially reasonable efforts to cause a Registration Statement filed pursuant to this Section 2.01(a) to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another registration statement is available for the resale of the Registrable Securities until the earlier of (i) one (1) year from the date on which the initial Registration Statement was declared effective by the SEC or (ii) the date on which all Registrable Securities have ceased to be Registrable Securities.

When effective, a Registration Statement (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (and in the case of any prospectus contained in such Registration Statement, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which a statement is made, not misleading).

Section 2.02 Piggyback Rights.

(a) Participation. So long as a Holder has Registrable Securities, if the Partnership proposes to file (i) a shelf registration statement other than a Registration Statement contemplated by Section 2.01(a), (ii) a prospectus supplement to an effective shelf registration statement relating to the sale of equity securities of the Partnership for its own account or that of another Person, or both, other than a Registration Statement contemplated by Section 2.01(a) and Holders may be included without the filing of a post-effective amendment thereto, or (iii) a registration statement, other than a shelf registration statement, in each case, for the sale of Common Units in an Underwritten Offering for its own account or that of another Person, or both, then promptly, but no later than two (2) Business Days following the selection of the Managing Underwriter(s) for such Underwritten Offering, the Partnership shall give notice of such Underwritten Offering to each Holder (together with its Affiliates) and such notice shall offer such Holders the opportunity to include in such Underwritten Offering such number of Registrable Securities (the “Included Registrable Securities”) as each such Holder may request in writing; provided further, that if the Partnership has been advised by the Managing Underwriter(s) that the inclusion of Registrable Securities for sale for the benefit of the Holders will have a materially adverse effect on the price, timing or distribution of the Common Units in the Underwritten Offering, then (x) if no Registrable Securities can be included in the Underwritten Offering in the opinion of the Managing Underwriter(s), the Partnership shall not be required to offer such opportunity to the Holders or (y) if any Registrable Securities can be included in the Underwritten Offering in the opinion of the Managing Underwriter(s), then the amount of Registrable Securities to be offered for the accounts of Holders shall be determined based on the provisions of Section 2.02(b). Any notice required to be provided in this Section 2.02(a) to Holders shall be provided on a Business Day and receipt of such notice shall be confirmed by the Holder. Each such Holder shall then have two (2) Business Days (or one (1) Business Day in connection with any overnight or bought Underwritten Offering) after notice has been delivered to request in writing (e-mail transmission shall be sufficient) the inclusion of Registrable Securities in the Underwritten Offering. If no written request for inclusion from a Holder is received within the specified time, each such Holder shall have no further right to participate in such Underwritten Offering. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Partnership shall determine for any reason not to undertake or to delay such Underwritten Offering, the Partnership may, at its election, give written notice of such determination to the Selling Holders and, (1) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (2) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities as part of such Underwritten Offering for the same period as the delay in the Underwritten Offering. Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Registrable Securities in such Underwritten Offering by giving written notice to the Partnership of such withdrawal at or prior to the time of pricing of such Underwritten Offering. Any Holder may deliver written notice (an “Opt-Out Notice”) to the Partnership requesting that such Holder not receive notice from the Partnership of any proposed Underwritten Offering; provided, however, that such Holder may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from a Holder (unless subsequently revoked), the Partnership shall not be required to deliver any notice to such Holder pursuant to this Section 2.02(a) and such Holder shall no longer be entitled to participate in Underwritten Offerings by the Partnership pursuant to this Section 2.02(a).

(b) Priority. If the Managing Underwriter(s) of any proposed Underwritten Offering of Common Units included in an Underwritten Offering involving Included Registrable Securities pursuant to this Section 2.02 advises the Partnership that the total amount of Common Units that the Selling Holders and any other Persons intend to include in such offering exceeds the number of Common Units that can be sold in such offering without being likely to have a materially adverse effect on the price, timing or distribution of the Common Units offered or the market for the Common Units, then the Common Units to be included in such Underwritten Offering shall include the number of Registrable Securities that such Managing Underwriter advises the Partnership can be sold without having such materially adverse effect, with such number to be allocated, in the case of Underwritten Offerings initiated by the Partnership or pursuant to the Partnership Agreement Registration Rights, (i) first, to the Partnership or other party requesting or initiating such registration pursuant to the Partnership Agreement Registration Rights and (ii) second, by the Selling Holders who have requested participation in such Underwritten Offering and by the other holders of Common Units (other than holders of Registrable Securities) with registration rights entitling them to participate in such Underwritten Offering on a pari passu basis with the Selling Holders, allocated among such Selling Holders and other holders pro rata on the basis of the number of Registrable Securities or Common Units proposed to be sold by each applicable Selling Holder or other holder in such Underwritten Offering (based, for each such participant, on the percentage derived by dividing (x) the number of Common Units proposed to be sold by such participant in such Underwritten Offering by (y) the aggregate number of Common Units proposed to be sold by all participants in such Underwritten Offering) or in such manner as they may agree, and in the case of Underwritten Offerings initiated by other parties requesting or initiating such registration, including other holders of securities of the Partnership having rights of registration, including pursuant to the Existing Registration Rights, (i) first, to such requesting party, (ii) second, by the Selling Holders who have requested participation in such Underwritten Offering and by the other holders of Common Units (other than holders of Registrable Securities) with registration rights entitling them to participate in such Underwritten Offering on a pari passu basis with the Selling Holders, allocated among such Selling Holders and other holders pro rata on the basis of the number of Registrable Securities or Common Units proposed to be sold by each applicable Selling Holder or other holder in such Underwritten Offering (based, for each such participant, on the percentage derived by dividing (x) the number of Common Units proposed to be sold by such participant in such Underwritten Offering by (y) the aggregate number of Common Units proposed to be sold by all participants in such Underwritten Offering) or in such manner as they may agree. The allocation of Common Units to be included in any Underwritten Offering other than an Underwritten Offering involving Included Registrable Securities pursuant to this Section 2.02 shall be governed by Section 2.01(a).

Section 2.03 Delay Rights.

Notwithstanding anything to the contrary contained herein, the Partnership may, upon written notice (provided that in no event shall such notice contain any material non-public information regarding the Partnership) to any Selling Holder whose Registrable Securities are included in a Registration Statement or other registration statement contemplated by this Agreement, suspend such Selling Holder’s use of any prospectus that is a part of such Registration Statement or other registration statement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to such Registration Statement or other registration statement contemplated by this Agreement but may settle any previously made sales of Registrable Securities) if the Partnership (x) is pursuing an acquisition, merger, reorganization, disposition or other similar transaction and the General Partner determines in good faith that the Partnership’s ability to pursue or consummate such a transaction would be materially adversely affected by any required disclosure of such transaction in such Registration Statement or other registration statement or (y) has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of the General Partner, would materially adversely affect the Partnership; provided, however, in no event shall such Selling Holders be suspended under this Section 2.03 from selling Registrable Securities pursuant to such Registration Statement or other registration statement for a period that exceeds an aggregate of 90 calendar days in any 180 calendar-day period or 120 days in any 12-month period, in each case, exclusive of days covered by any lock-up agreement executed by a Selling Holder in connection with any Underwritten Offering. Upon disclosure of such information or the termination of the condition described above, the Partnership shall provide prompt notice, to the Selling Holders whose Registrable Securities are included in such Registration Statement and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities as contemplated in this Agreement.

Section 2.04 Sale Procedures. In connection with its obligations under this Article II, the Partnership shall, as expeditiously as possible:

(a) use its commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to a Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement;

(b) if a prospectus supplement will be used in connection with the marketing of an Underwritten Offering from a Registration Statement and the Managing Underwriter(s) at any time shall notify the Partnership in writing that, in the sole judgment of such Managing Underwriter(s), inclusion of detailed information to be used in such prospectus supplement is of material importance to the success of the Underwritten Offering of such Registrable Securities, the Partnership shall use its commercially reasonable efforts to include such information in such prospectus supplement;

(c) furnish to each Selling Holder (i) as far in advance as reasonably practicable before filing a Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the SEC to the extent not publicly available), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing a Registration Statement or such other registration statement or supplement or amendment thereto, and (ii) such number of copies of such Registration Statement or such other registration statement and the prospectus included therein and any supplements and amendments thereto as such Selling Holder may reasonably request in order to facilitate the sale or other disposition of the Registrable Securities covered by such Registration Statement or other registration statement;

(d) if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by a Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders or, in the case of an Underwritten Offering, the Managing Underwriter(s), shall reasonably request; provided, however, that the Partnership shall not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

(e) promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered by any of them under the Securities Act, of (i) the filing of a Registration Statement or any other registration statement contemplated by this Agreement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Registration Statement or any other registration statement contemplated by this Agreement or any post-effective amendment thereto, when the same has become effective; and (ii) the receipt of any written comments from the SEC with respect to any filing referred to in clause (i) and any written request by the SEC for amendments or supplements to such Registration Statement or any other registration statement contemplated by this Agreement or any prospectus or prospectus supplement thereto;

(f) promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered by such Selling Holder under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in a Registration Statement or any other registration statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (and in the case of any prospectus contained in such Registration Statement, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which a statement is made, not misleading); (ii) the issuance or express threat of issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any other registration statement contemplated by this Agreement, or the knowledge of the initiation of any proceedings for that purpose; or (iii) the receipt by the

Partnership of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, the Partnership agrees to as promptly as practicable and subject to the procedures set forth under Section 2.03, amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances then existing, not misleading, and to take such other commercially reasonable action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

(g) upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;

(h) in the case of an Underwritten Offering, furnish, or use its commercially reasonable efforts to cause to be furnished, to the underwriters upon request, (i) an opinion of counsel for the Partnership dated the date of the closing under the underwriting agreement and (ii) a “comfort” letter, dated the pricing date of such Underwritten Offering and a letter of like kind dated the date of the closing under the underwriting agreement, in each case, signed by the independent public accountants who have certified the Partnership’s financial statements included or incorporated by reference into the applicable registration statement, and each of the opinion and the “comfort” letter shall be in customary form and covering substantially the same matters with respect to such registration statement (and the prospectus and any prospectus supplement included therein) as have been customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in Underwritten Offerings of securities by the Partnership and such other matters as such underwriters and Selling Holders may reasonably request;

(i) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(j) make available to the appropriate representatives of the Managing Underwriter(s) and Selling Holders access to such information and Partnership and General Partner personnel as is reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act; provided, that the Partnership need not disclose any non-public information to any such representative unless and until such representative has entered into a confidentiality agreement with the Partnership;

(k) use its commercially reasonable efforts to cause all Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which the Common Units are then listed or quoted;

(l) use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Partnership to enable the Selling Holders to consummate the disposition of such Registrable Securities;

(m) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the Effective Date of such registration statement;

(n) enter into customary agreements and take such other actions as are reasonably requested by the Selling Holders or the underwriters, if any, in order to expedite or facilitate the disposition of Registrable Securities;

(o) in connection with any Underwritten Offering, enter into customary agreements (including an underwriting agreement in customary form substantially consistent with previous underwriting agreements entered into by the Partnership, with customary indemnification provisions, and to agree, and to cause its directors and “executive officers” (as defined under Section 16 of the Exchange Act) to agree, to customary “lock-up” arrangements for up to 60 days with the underwriters thereof to the extent reasonably requested by the Managing Underwriter, subject to exceptions for permitted sales by directors and executive officers during such period consistent with underwritten offerings previously conducted by the Partnership) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities pursuant to such Underwritten Offering, including providing reasonable availability of appropriate members of senior management of the Partnership to provide customary due diligence assistance, provided that senior management shall not be required to participate in “road show” type presentations;

(p) if requested by a Selling Holder, (i) incorporate in a prospectus supplement or post-effective amendment such information as such Selling Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering, and (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and

(q) notwithstanding anything to the contrary in this Section 2.04, the Partnership shall not name a Holder as an underwriter as defined in Section 2(a)(11) of the Securities Act in any Registration Statement without such Holder’s consent. If the staff of the SEC requires the Partnership to name any Holder as an underwriter as defined in Section 2(a)(11) of the Securities Act, and such Holder does not consent thereto, then such Holder’s Registrable Securities shall not be included on such Registration Statement and the Partnership shall have no further obligations hereunder with respect to Registrable Securities held by such Holder.

Each Selling Holder, upon receipt of notice from the Partnership of the happening of any event of the kind described in Section 2.04(f), shall forthwith discontinue offers and sales of the Registrable Securities by means of a prospectus or prospectus supplement until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.04(f) or until it is advised in writing by the Partnership that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Partnership, such Selling Holder shall, or shall request the Managing Underwriter(s), if any, to deliver to the Partnership (at the Partnership’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

Section 2.05 Cooperation by Holders.

The Partnership shall have no obligation to include Registrable Securities of a Holder in a Registration Statement or in an Underwritten Offering pursuant to this Article II who has failed to timely furnish such information that the Partnership determines, after consultation with its counsel, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act.

Section 2.06 Restrictions on Sale by Holders of Registrable Securities.

(a) Lock-up Agreements. Each Holder of Registrable Securities that participates in an Underwritten Offering will enter into a customary letter agreement with underwriters providing such Holder will not effect any public sale or distribution of Registrable Securities during the 60 calendar-day period beginning on the date of a prospectus or prospectus supplement filed with the SEC with respect to the pricing of any Underwritten Offering, provided that (i) the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters on the Partnership or the officers, directors or any other Affiliate of the Partnership or the General Partner on whom a restriction is imposed and (ii) the restrictions set forth in this Section 2.06 shall not apply to any Registrable Securities that are included in such Underwritten Offering by such Holder. In addition, this Section 2.06 shall not apply to any Holder that is not entitled to participate in such Underwritten Offering because such Holder delivered an Opt-Out Notice prior to receiving notice of the Underwritten Offering.

(b) Volume Limitation. For nine (9) months following the date hereof, each Holder of Registrable Securities agrees not to dispose of Common Units on any single trading day representing greater than 20.0% of the trailing 20-day average daily trading volume of Common Units, other than pursuant to a block trade conducted in accordance with this Section 2.06(b) or pursuant to the exercise of the piggyback rights in accordance with Section 2.02. For nine (9) months following the date hereof, no Holder of Registrable Securities shall transfer Common Units in one or more block trades without obtaining the prior written consent of the Partnership unless the block trade(s) are priced at a discount of no more than 5.0% to the most recent closing price of the Common Units as reported by the NYSE. The limitations in this Section 2.06(b) shall terminate and be of no further force or effect on any date beginning six (6) months following the date hereof if the number of Registrable Securities held by all Holders as of such date is less than 25.0% of the total number of Registrable Securities that constituted the Closing Unit Consideration, subject to adjustment as contemplated by Section 3.04.

Section 2.07 Expenses.

(a) Expenses. The Partnership shall pay all reasonable Registration Expenses, including, in the case of an Underwritten Offering, the reasonable Registration Expenses of an Underwritten Offering, regardless of whether any sale is made pursuant to such Underwritten Offering. Each Selling Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder. Each Selling Holder’s pro rata allocation of Selling Expenses shall be the percentage derived by dividing (i) the number of Registrable Securities sold by such Selling Holder in connection with such sale by (ii) the aggregate number of Registrable Securities sold by all Selling Holders in connection with such sale. In addition, except as otherwise provided in Section 2.08 hereof, the Partnership shall not be responsible for legal fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder.

(b) Certain Definitions. “Registration Expenses” means all expenses incident to the Partnership’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on a Registration Statement pursuant to Section 2.01(a) or an Underwritten Offering covered under this Agreement, and the disposition of such Registrable Securities, including, without limitation, all registration, filing, securities exchange listing and NYSE fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws (other than fees and expenses of counsel of the Managing Underwriter(s) in connection with an Underwritten Offering), fees of the Financial Industry Regulatory Authority, Inc., fees of transfer agents and registrars, all word processing, duplicating and printing expenses, any transfer taxes, and the fees and disbursements of counsel for the Partnership and independent public accountants for the Partnership, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance. “Selling Expenses” means all underwriting discounts and selling commissions or similar fees or arrangements allocable to the sale of the Registrable Securities actually sold by a Selling Holder, and fees and disbursements of counsel to the Selling Holders.

Section 2.08 Indemnification.

(a) By the Partnership. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Partnership shall indemnify and hold harmless each Selling Holder thereunder, its directors, officers, managers, partners, employees and agents and each Person, if any, who controls such Selling Holder within the meaning of the Securities Act and the Exchange Act, and its directors, officers, managers, partners, employees or agents (collectively, the “Selling Holder Indemnified Persons”), against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Holder Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) in the case of any Registration Statement, any untrue statement or alleged untrue statement of any material fact contained in (which includes documents incorporated by reference in) such Registration Statement or any other registration statement contemplated by this Agreement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) in the case of any preliminary prospectus, prospectus supplement or final prospectus contained in any such Registration Statement, any untrue statement or alleged untrue statement of any material fact included in (which includes documents incorporated by reference in) such preliminary prospectus, prospectus supplement or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each such Selling Holder Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating, defending or resolving any such Loss or actions or proceedings; provided, however, that the Partnership shall not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder Indemnified Person in writing specifically for use in such Registration Statement or such other registration statement or any preliminary prospectus, prospectus, prospectus supplement, free writing prospectus, or any amendment or supplement thereto, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder Indemnified Person, and shall survive the transfer of such securities by such Selling Holder.

(b) By Each Selling Holder. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless the Partnership, the General Partner, its directors, officers, employees and agents and each Person, if any, who controls the Partnership within the meaning of the Securities Act or of the Exchange Act, and its directors, officers, employees and agents, to the same extent as the foregoing indemnity from the Partnership to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in such Registration Statement or any other registration statement or any preliminary prospectus, prospectus, prospectus supplement, free writing prospectus, or any amendment or supplement thereto, as applicable; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification.

(c) Limitation on Damages. Notwithstanding anything to the contrary in this Agreement, in no event shall any party hereunder be entitled to recovery of or indemnification for any special, consequential (including lost profits) or punitive damages, solely with respect to the matters specified under this Section 2.08.

(d) Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission to so notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party other than under this Section 2.08. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.08 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense or employ counsel reasonably acceptable to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select one separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, no indemnifying party shall settle any action brought against any indemnified party with respect to which such indemnified party is entitled to indemnification hereunder without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, and includes a complete and unconditional release from all liability of, and does not contain any admission of wrongdoing by, the indemnified party.

(e) Contribution. If the indemnification provided for in this Section 2.08 is held by a court or government agency of competent jurisdiction to be unavailable to any indemnified party or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of such indemnified party, on the other hand, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification. The relative fault of the indemnifying party on the one hand and the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating, defending or resolving any Loss that is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(f) Other Indemnification. The provisions of this Section 2.08 shall be in addition to any other rights to indemnification or contribution that an indemnified party may have pursuant to law, equity, contract or otherwise.

Section 2.09 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Partnership agrees to use its commercially reasonable efforts until the Holder ceases to hold Registrable Securities to:

(a) make and keep public information regarding the Partnership available, as those terms are understood and defined in Rule 144 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect), at all times from and after the date hereof;

(b) file with the SEC in a timely manner all reports and other documents required of the Partnership under the Securities Act and the Exchange Act at all times from and after the date hereof; and

(c) so long as a Holder owns any Registrable Securities, furnish, unless otherwise available electronically at no additional charge via the SEC’s EDGAR system, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Partnership, and such other reports and documents as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any such securities without registration.

Section 2.10 Transfer or Assignment of Registration Rights.

The rights to cause the Partnership to register Registrable Securities granted to the Initial Holder by the Partnership under this Article II may be transferred or assigned by the Initial Holder to one or more of its Affiliates, subject to the transfer restrictions provided in Section 4.8 of the Partnership Agreement, provided, however, that (a) the Partnership is given written notice prior to any said transfer or assignment, stating the name and address of each Affiliate and identifying the Registrable Securities with respect to which such registration rights are being transferred or assigned and (b) each such transferee or assignee assumes in writing responsibility for its portion of the obligations of the Initial Holder under this Agreement.

Section 2.11 Removal of Restrictive Legends.

The restrictive legend on any Common Units covered by this Agreement shall be removed if (a) such Common Units are sold pursuant to an effective registration statement, (b) a registration statement covering the resale of such Common Units is effective under the Securities Act and the applicable Holder delivers to the Partnership a representation and/or “will comply” letter, as applicable, certifying that, among other things, such Holder will only transfer such Shares pursuant to such effective registration statement and will, upon request following any lapse of effectiveness of such registration statement, cooperate with the Partnership to have any then-applicable restrictive legends reincluded on such Common Units, (c) such Common Units may be sold by the applicable Holder free of restrictions without regard to Rule 144(b) under the Securities Act (i.e., such Holder is not an affiliate of the Partnership, and has not been an affiliate of the Partnership for the previous three months, and has satisfied the one-year holding period under Rule 144) or (d) such Common Units are being sold, assigned or otherwise transferred pursuant to Rule 144; provided, that with respect to clause (b), (c) or (d) above, the applicable Holder has provided all documentation and evidence (which may include an opinion of counsel) as may reasonably be required by the Partnership or its transfer agent to confirm that the legend may be removed under applicable securities laws (the “Legend Removal Documents”). The Partnership shall cooperate with the applicable Holder covered by this Agreement to effect removal of the legend on such Common Units pursuant to this Section 2.11 as soon as reasonably practicable after delivery of notice from such Holder that the conditions to removal are satisfied (together with any Legend Removal Documents). The Partnership shall bear all direct costs and expenses associated with the removal of a legend pursuant to this Section 2.11; provided, that the applicable Holder shall be responsible for all fees and expenses (including of counsel for such Holder) incurred by such Holder with respect to delivering the Legend Removal Documents.

ARTICLE III

MISCELLANEOUS

Section 3.01 Communications.

(a) All notices and other communications required or permitted to be given by any provision of this Agreement shall be in writing and mailed (certified or registered mail, postage prepaid, return receipt requested) or sent by hand or overnight courier, or e-mail transmission (in each case, with acknowledgment received), charged prepaid and addressed to the intended recipient as follows, or to such other addresses or numbers as may be specified by a Party from time to time by like notice to the other Party:

If to the Initial Holder:

Gravity Water Holdings LLC

9821 Katy Freeway

Houston, Texas 77024

Attn: General Counsel, Kevin Trautner

Email: Kevin.Trautner@gvty.com

with copies (which shall not constitute notice) to:

Vinson & Elkins LLP

845 Texas Avenue

Houston, Texas 77002

Attn: Michael P. Marek; Jackson A. O’Maley

Email: mmarek@velaw.com; jomaley@velaw.com

If to a transferee of the Initial Holder, to such Holder at the address provided pursuant to Section 2.10 above; and

If to the Partnership:

Delek Logistics Partners, LP

310 Seven Springs Way, Suite 500

Brentwood, Tennessee 37027

Attention: General Counsel

Email: legalnotices@delekus.com

with a copy to (which shall not constitute notice):

Baker Botts L.L.P.

910 Louisiana Street

Houston, Texas 77002

Attention: Erin Hopkins; Andrew Schulte

Email: erin.hopkins@bakerbotts.com; andrew.schulte@bakerbotts.com

(b) All notices and other communications given in accordance with the provisions of this Agreement shall be deemed to have been given and received (i) when delivered by hand or transmitted by e-mail (in each case, with acknowledgment received), (ii) three (3) Business Days after the same are sent by certified or registered mail, postage prepaid, return receipt requested or (iii) one (1) Business Day after the same are sent by reliable overnight courier service, with acknowledgment of receipt.

Section 3.02 Successor and Assigns.

This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.

Section 3.03 Assignment of Rights.

All or any portion of the rights and obligations of the Initial Holder under this Agreement may be transferred or assigned by the Initial Holder only in accordance with Section 2.10 hereof.

Section 3.04 Recapitalization, Exchanges, Etc. Affecting the Common Units.

The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all units of the Partnership or any successor or assign of the Partnership (whether by merger, acquisition, consolidation, reorganization, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, unit splits, recapitalizations, pro rata distributions of units and the like occurring after the date of this Agreement.

Section 3.05 Aggregation of Registrable Securities.

All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights and applicability of any obligations under this Agreement.

Section 3.06 Specific Performance.

Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, shall have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right shall not preclude any such Person from pursuing any other rights and remedies at law or in equity that such Person may have.

Section 3.07 Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

Section 3.08 Headings.

The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.09 Governing Law.

This Agreement, including all issues and questions concerning its application, construction, validity, interpretation and enforcement, shall be construed in accordance with, and governed by, the laws of the State of Delaware.

Section 3.10 Invalid Provisions.

If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of each party under this Agreement will not be materially and adversely affected thereby, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement, and, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

Section 3.11 Entire Agreement.

Except as otherwise expressly provided herein, this Agreement supersedes all prior discussions and agreements between the parties and their respective Affiliates with respect to the subject matter hereof and this Agreement contains the sole and entire agreement among the parties and their respective Affiliates with respect to the subject matter hereof.

Section 3.12 Amendment.

This Agreement may be amended only by means of a written amendment signed by the Partnership, and the Holders of a majority of the then outstanding Registrable Securities; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder.

Section 3.13 No Presumption.

If any claim is made by a party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

Section 3.14 Obligations Limited to Parties to Agreement.

Each of the parties hereto covenants, agrees and acknowledges that no Person other than the Initial Holder (and its permitted transferees and assignees) and the Partnership shall have any obligation hereunder. No recourse under this Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of the Initial Holder (and its permitted transferees and assignees) or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of the Initial Holder (and its permitted transferees and assignees) or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate thereof, as such, for any obligations of the Initial Holder (and its permitted transferees and assignees) under this Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation, except in each case for any transferee or assignee of the Initial Holder (and its permitted transferees and assignees) hereunder.

Section 3.15 Interpretation.

Article and Section references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The words “include,” “includes” and “including” or words of similar import shall be deemed to be followed by the words “without limitation.” Whenever any determination, consent or approval is to be made or given by the Initial Holder under this Agreement, such action shall be in the Initial Holder’s sole discretion unless otherwise specified. Unless expressly set forth or qualified otherwise (e.g., by “Business” or “trading”), all references herein to a “day” are deemed to be a reference to a calendar day.

Section 3.16 No Inconsistent Agreements.

The Partnership shall not hereafter enter into, and is not currently a party to, any agreement (except any agreements, if any, publicly filed with the SEC via EDGAR and included as an exhibit to the Partnership’s most recent Annual Report on Form 10-K) with respect to its securities that is inconsistent with the rights granted to the Holders by this Agreement. Without limiting the generality of the foregoing, from and after the date hereof, the Partnership shall not, without the prior written consent of the Holders, enter into any agreement with any current or future holder of any securities of the Partnership that would allow such current or future holder to participate on a superior or pari passu basis (in terms of cutbacks on the advice of underwriters as contemplated by Section 2.02(b) hereof) with a Holder hereunder.

(Signature pages follow)

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

THE PARTNERSHIP: DELEK LOGISTICS PARTNERS, LP

By:	Delek Logistics GP, LLC,
its general partner

By:	/s/ Reuven Spiegel
Name:	Reuven Spiegel
Title:	Executive Vice President and Chief Financial Officer

Signature Page to the Registration Rights Agreement

INITIAL HOLDER:
GRAVITY WATER HOLDINGS LLC

By:	/s/ Robert E. Rice
Name:	Robert E. Rice
Title:	President and Chief Executive Officer

Signature Page to the Registration Rights Agreement